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                                                                    Exhibit 10.2


THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                               WARRANT TO PURCHASE
                 COMMON STOCK OF PLAYSTAR WYOMING HOLDING CORP.

         This certifies that SELECT INVESTMENTS LTD. (the "HOLDER"), for value received, is entitled to purchase from PLAYSTAR WYOMING HOLDING CORP. (the "COMPANY") two million (2,000,000) shares of the Company's Common Stock (the "COMMON STOCK") for a per share exercise price equal to $0.15 (the "PER SHARE EXERCISE PRICE"). This right may be exercised at any time from the date on which the Holder pays in full the amounts due to the Company for the purchase of the "Sportsprops" software programs pursuant to Section 3 of that certain Agreement dated the date hereof (the "SPORTSPROPS AGREEMENT") up to and including the earlier to occur of (i) 5:00 p.m. (New York City time) on November 21, 2002 and
(ii) termination by the Company of the Sportsprops Agreement as a result a breach of such contract by the Holder (the "EXPIRATION DATE"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant, properly endorsed, with the Subscription Form attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Per Share Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof.

ISSUANCE OF CERTIFICATES.

         Certificates for the shares of Common Stock acquired upon exercise of this Warrant, together with any other securities or property to which the Holder is entitled upon such exercise, will be delivered to the Holder by the Company at the Company's expense within a reasonable time after this Warrant has been so exercised. Each stock certificate so delivered will be in such denominations of Common Stock as may be requested by the Holder and will be registered in the name of the Holder. In case of a purchase of less than all the shares that may be purchased under this Warrant, the Company will cancel this Warrant and execute and deliver a new warrant or warrants of like tenor for the balance of the shares purchasable under this Warrant to the Holder within a reasonable time after surrender of this Warrant.


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SHARES FULLY-PAID, NONASSESSABLE, ETC.

         All shares of Common Stock issued upon exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully-paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as from time to time are sufficient to effect the full exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the full exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as is sufficient for such purpose. The Company will take all such action as may be necessary to assure that such securities may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company will not be required to effect a registration under Federal or state securities laws with respect to such exercise (except as may be set forth in a separate written agreement between the Company and the Holder).

ADJUSTMENTS.

         3.1 ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company at any time or from time to time during the term of this Warrant effects a subdivision of the outstanding Common Stock, the Per Share Exercise Price in effect immediately before that subdivision will be proportionately decreased. Conversely, if the Company at any time or from time to time during the term of this Warrant combines the outstanding shares of Common Stock into a smaller number of shares, the Per Share Exercise Price in effect immediately before the combination will be proportionately increased. Any adjustment under this Section
3.1 will become effective at the close of business on the date the subdivision or combination becomes effective.

         3.2 ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time during the term of this Warrant makes, or fixes, a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, in each such event the Per Share Exercise Price that is then in effect will be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Per Share Exercise Price then in effect by a fraction
(a) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and (b) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Per Share Exercise Price will be recomputed accordingly as of the close of business on such record date and thereafter the Per Share Exercise Price will be adjusted pursuant to this Section 3.2 to reflect the actual payment of such dividend or distribution.

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         3.3 ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If the Company
at any time or from time to time during the term of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, in each such event provision will be made so that the Holder will receive upon exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Company that it would have received had this Warrant been exercised on the date of such event and had it thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by them as aforesaid, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holder hereunder or with respect to such other securities by their terms.

         3.4 ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time during the term of this Warrant the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a recapitalization, subdivision, combination, reclassification or exchange provided for elsewhere in this Section 3), the Holder will have the right thereafter to exercise this Warrant for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change into which the shares of Common Stock issuable upon exercise of this Warrant immediately prior to such recapitalization, reclassification or change could have been converted, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

         3.5 REORGANIZATIONS. If at any time or from time to time during the term of this Warrant there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange provided for elsewhere in this Section 3), as a part of such capital reorganization, provision will be made so that the Holder will thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof.

         3.6 CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the number of shares issuable upon exercise of this Warrant or the Per Share Exercise Price, the Company, at its expense, will compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and will mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in the Company's books. The certificate will set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the Per Share Exercise Price at the time in effect, and (b) the type and amount, if any, of other property that at the time would be received upon exercise of this Warrant.

         3.7 NOTICES OF RECORD DATE. Upon (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any sale of

                                      -3-


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all or substantially all of the assets of the Company or any voluntary or involuntary dissolution, liquidation or winding up of the Company or (c) a proposed Sale Event, the Company will mail to the Holder at least twenty (20) days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, recapitalization, asset sale, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) will be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, asset sale, dissolution, liquidation or winding up.

REGISTRATION.

         The Company shall include the shares issuable upon exercise of this Warrant in the registration statement in which the Company shall register the shares issued to the Holder pursuant to that certain Subscription Agreement dated the date hereof by and between the Company and the Holder.

TAXES.

         The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon exercise of this Warrant, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which this Warrant was registered.

CLOSING OF BOOKS.

         The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of this Warrant.

NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.

         Nothing contained in this Warrant will be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest will be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant has been exercised.

WARRANTS TRANSFERABLE.

         Subject to compliance with applicable Federal and state securities laws and the restrictions imposed by any other written agreement between the Holder and the Company, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the

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Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with the provisions of this Warrant.

MODIFICATION AND WAIVER.

         This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

NOTICES.

         Any notice required by the provisions of this Warrant will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices will be addressed to the Holder at the address of the Holder appearing on the books of the Company.

LOST WARRANTS.

         The Company represents and warrants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such warrant, the Company, at its expense, will make and deliver a new warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated warrant.

FRACTIONAL SHARES.

         No fractional shares of Common Stock will be issued upon exercise of this Warrant. If the conversion would result in the issuance of any fractional share, the Company will, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the closing bid price of the Company's Common Stock on the date of conversion.

GOVERNING LAW.

         This Warrant will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of the State of Delaware without regard to conflict of laws principles.

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         The Company has executed this Warrant as of the 21st day of November,
2000.

                                       PLAYSTAR WYOMING HOLDING CORP.

                                       By:
                                          ---------------------------
                                       Name:
                                       Title:

REVIEWED AND AGREED:

SELECT INVESTMENTS LTD.

By:
   ---------------------------------
   Name:
   Title:

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                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

                                                         Date: _________________

PLAYSTAR WYOMING HOLDING CORP.
60 Nevis Street
St. John's, Antigua
BW1, West Indies
Attn.: Chairman & Chief Executive Officer

Ladies and Gentlemen:

         The undersigned hereby elects to exercise the warrant issued to it by PlayStar Wyoming Holding Corporation (the "COMPANY") dated as of November 21, 2000 and to purchase thereunder ______________________ (_______) shares of the
Common Stock of the Company at a purchase price of $0.15 per Share, for an aggregate purchase price of ______________________ ($_______________) (the
"PURCHASE PRICE").

         Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                     Very truly yours,

                                     SELECT INVESTMENST LTD.

                                     By:____________________________
                                     Name:
                                     Title:

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